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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C., 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             -----------------------


                             Date of Report (Date of
                   Earliest event reported): October 29, 1999
                                             ----------------

                                   OPTEL, INC.
                                   -----------
             (Exact name of registrant as specified in its charter)

         Delaware                                          95-4495524
---------------------------------                -------------------------------
(State or other jurisdiction                     (I.R.S. Employer Identification
of incorporation or organization)                            Number)

                                    333-24881
                            (Commission File Number)

           1111 West Mockingbird Lane, Suite 1000, Dallas, Texas 75247
           -----------------------------------------------------------
           (Address of principal executive offices)         (Zip Code)






Registrant's telephone number, including area code: (214) 634-3800


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ITEM 5.       OTHER MATERIALLY IMPORTANT EVENTS

              On October 29, 1999, the Registrant issued the press release attached hereto as Exhibit "A" announcing Registrant's financial results for the quarter and twelve months ended August 31, 1999.



ITEM 7.       EXHIBITS

              Press Release, dated October 29, 1999.


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                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:         October 29, 1999

                               OpTel, Inc.
                               -----------
                               (Registrant)


                               By :    /s/ SCOTT V. WILLIAMS
                                   --------------------------------------------
                                   Name:   Scott V. Williams
                                   Title:  Vice President and General Counsel


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                                  EXHIBIT INDEX


EXHIBIT
NUMBER                    DESCRIPTION
-------                   -----------

99                        Press Release, dated October 29, 1999